UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 27, 2010
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendments to Stock Purchase Agreement
On October 28, 2010 and October 29, 2010, respectively, MetLife, Inc. (the “Company”), ALICO Holdings LLC, a Delaware limited liability company (the “Seller”) and American International Group, Inc., a Delaware corporation (“AIG”), entered into (i) a letter agreement relating to the Company’s equity units forming part of the consideration (the “Equity Unit Amendment”) and (ii) a letter agreement relating to AIG’s guarantee obligations (the “Restructuring Amendment”), pursuant to which modifications were made to a Stock Purchase Agreement dated March 7, 2010 among the Company, the Seller and AIG (the “Original Stock Purchase Agreement”). The transactions contemplated by the Original Stock Purchase Agreement, as subsequently amended including by the Equity Unit Amendment and the Restructuring Amendment (as so amended, the “Amended Stock Purchase Agreement”), closed on November 1, 2010, and the Company acquired certain businesses in exchange for consideration in the form of cash and securities (the “Transactions”).
     Equity Units
A portion of the consideration paid by the Company to the Seller consisted of $3.0 billion aggregate stated amount of its equity units. Pursuant to the Original Stock Purchase Agreement, the equity units were to consist of (x) forward purchase contracts obligating the holder to purchase a variable number of shares of the Company’s common stock on specified future dates for a fixed price and (y) an interest in shares of the Company’s preferred stock. At a future date, shares of the preferred stock forming part of the equity units were to be mandatorily exchanged for an interest in debt securities of the Company, which would be subject to remarketing and sold to investors.
The Equity Unit Amendment provides that the equity units consist of (x) forward purchase contracts obligating the holder to purchase a variable number of shares of the Company’s common stock on specified future dates for a fixed price and (y) an interest in debt securities issued by the Company. Accordingly, there will not be any issuance and exchange of preferred stock, which no longer forms a part of the equity units, for an interest in debt securities of the Company, as contemplated by the Original Stock Purchase Agreement. The debt securities constituting part of the equity units will be subject to remarketing and sold to investors. Holders of the equity units who elect to include their debt securities in a remarketing can use the proceeds thereof to meet their obligations under the forward purchase contracts to purchase the Company’s common stock. From approximately 67.8 million to 84.7 million shares of the Company’s common stock, subject to adjustment, will be issuable upon the settlement of the forward purchase contracts.
     Restructuring
The Original Stock Purchase Agreement provided, among other things, that, in the event the Seller does not have cash or other liquid assets sufficient to satisfy its obligations on a timely basis, including its obligations to indemnify the Company and certain of its affiliates and representatives under the agreements relating to the Transactions, AIG was obligated to promptly provide to the Seller cash or other liquid assets in such amounts sufficient to enable the Seller to satisfy its obligations in a timely manner or to pay such obligations on a timely basis (the “Keep-Well”). The Restructuring Amendment provides, among other things, that, instead of the Keep-

Well, AIG will unconditionally guarantee by direct payment to the Company and such affiliates and representatives all obligations of the Seller under the agreements relating to the Transactions.
The foregoing descriptions of the Equity Unit Amendment and the Restructuring Amendment are not complete and are qualified by reference to the Original Stock Purchase Agreement, filed with the Company’s Report on Form 8-K dated March 11, 2010, as amended by the Equity Unit Amendment and the Restructuring Amendment, which are filed as Exhibits 2.1 and 2.2, respectively, hereto and incorporated herein by reference.
Entry into Other Transaction Documents
In connection with the closing of the Transactions, on November 1, 2010 the Company entered into (i) an Investor Rights Agreement among the Company, the Seller and AIG, (ii) a Stock Purchase Contract Agreement among the Company and Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent, (iii) an Indemnification Collateral Account Security and Control Agreement among the Company, the Seller, Deutsche Bank Trust Company Americas, as Securities Intermediary, Pledge Collateral Agent and Stock Purchase Contract Agent, and AIG, (iv) a Pledge Agreement among the Company, Deutsche Bank Trust Company Americas, as Collateral Agent, Custodial Agent, Securities Intermediary and Stock Purchase Contract Agent, and (v) the Twentieth, Twenty-First and Twenty-Second Supplemental Indentures between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Indenture dated as of November 9, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company National Association (as successor to Bank One Trust Company, N.A.)), as Trustee. Such documents described in clauses (i) — (iv) above, filed herewith in executed form as Exhibits 4.1, 4.2, 4.3 and 4.4 and incorporated by reference herein, reflect certain conforming changes as a result of the Equity Unit Amendment described above from the draft form of such documents filed with the Company’s Report on Form 8-K dated March 11, 2010. The executed forms of the documents described in clause (v) above are filed herewith as Exhibits 4.5, 4.6 and 4.7, and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
Pursuant to the Amended Stock Purchase Agreement described above in Item 1.01 of this current report on Form 8-K, on November 1, 2010, the Company (a) issued to the Seller securities, consisting of (i) 78,239,712 shares of the common stock, par value $0.01 per share, of the Company, (ii) 6,857,000 shares of Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock of the Company (the “Series B Preferred Stock”) which will be convertible into approximately 68,570,000 shares of the Company’s common stock upon a favorable vote of the Company’s stockholders and (iii) $3.0 billion aggregate stated amount of equity units of the Company, and (b) agreed to issue between approximately 67.8 million and 84.7 million shares of the Company’s common stock, subject to adjustment, upon the settlement of the forward purchase contracts forming a part of such equity units, described above in Item 1.01, which is incorporated herein by reference. Holders of the equity units who elect to include their debt securities in a remarketing can use the proceeds thereof to meet their obligations under the forward purchase contracts. The issuance of the 78,239,712 shares of common stock to Seller, the 6,857,000 shares of Series B Preferred Stock, the shares of common stock issuable upon conversion of such preferred stock and the $3.0 billion aggregate stated amount of equity units, their initial component securities and the variable number of shares of common stock to be delivered upon the settlement of the forward purchase contracts was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
The foregoing description is not complete and is qualified by reference to the Original Stock Purchase Agreement, filed with the Company’s Report on Form 8-K dated March 11, 2010, as amended by the Equity Unit Amendment and the Restructuring Amendment, which are filed as Exhibits 2.1 and 2.2 hereto, respectively and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the closing of the Transactions, the Company issued as part of the consideration paid to the Seller 6,857,000 shares of its Series B Preferred Stock, which will be convertible into approximately 68,570,000 shares of the Company’s common stock upon a favorable vote of the Company’s stockholders. In connection with the issuance of the Series B Preferred Stock, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations establishing the terms of the Series B Preferred Stock as described above, which amended the Company’s Amended and Restated Certificate of Incorporation, effective upon filing on October 27, 2010. The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is filed as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.
Under the Amended Stock Purchase Agreement, the Company is obligated to pay the Seller $300,000,000 if the stockholder approval referred to above is not obtained prior to November 1, 2011, the first anniversary of the closing. If such stockholder approval is not obtained, the Seller will have registration rights with respect to the Series B Preferred Stock pursuant to the Investor Rights Agreement referred to above in Item 1.01, and, in connection with any registered offering thereof, the Company will, subject to certain limitations, be obligated to use commercially reasonable efforts to cause the Series B Preferred Stock to be listed on each securities exchange on which the Company’s common stock is then listed.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
2.1	Amendment dated October 28, 2010 among MetLife, Inc. (the “Company”), ALICO Holdings LLC (the “Seller”) and American International Group, Inc. (“AIG”) amending the Stock Purchase Agreement, dated as of March 7, 2010, by and among the Company, the Seller and AIG (the “Stock Purchase Agreement”)

2.2	Amendment dated October 29, 2010 among the Company, the Seller and AIG amending the Stock Purchase Agreement.

3.1	Certificate of Designations of Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock, filed with the Secretary of State of Delaware on October 27, 2010.

4.1	Investor Rights Agreement dated as of November 1, 2010 among the Company, the Seller and AIG.

4.2	Stock Purchase Contract Agreement dated as of November 1, 2010 among the Company and Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent.

4.3	Indemnification Collateral Account Security and Control Agreement dated as of November 1, 2010 among the Company, the Seller, Deutsche Bank Trust Company Americas, as Securities Intermediary, Pledge Collateral Agent and Stock Purchase Contract Agent, and AIG.

4.4	Pledge Agreement dated as of November 1, 2010 among the Company and Deutsche Bank Trust Company Americas, as Collateral Agent, Custodial Agent, Securities Intermediary and Stock Purchase Contract Agent.

4.5	Twentieth Supplemental Indenture dated as of November 1, 2010 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture Trustee”), supplementing the Indenture dated as of November 9, 2001, between the Company and the Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company National Association (as successor to Bank One Trust Company, N.A.)), as Trustee (such Indenture dated November 9, 2001, the “Original Indenture”).

4.6	Twenty-First Supplemental Indenture dated as of November 1, 2010 between the Company and the Indenture Trustee, supplementing the Original Indenture.

4.7	Twenty-Second Supplemental Indenture dated as of November 1, 2010 between the Company and the Indenture Trustee, supplementing the Original Indenture.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: November 2, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit

2.1	Amendment dated October 28, 2010 among MetLife, Inc. (the “Company”), ALICO Holdings LLC (the “Seller”) and American International Group, Inc. (“AIG”) amending the Stock Purchase Agreement, dated as of March 7, 2010, by and among the Company, the Seller and AIG (the “Stock Purchase Agreement”)

2.2	Amendment dated October 29, 2010 among the Company, the Seller and AIG amending the Stock Purchase Agreement.

3.1	Certificate of Designations of Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock, filed with the Secretary of State of Delaware on October 27, 2010.

4.1	Investor Rights Agreement dated as of November 1, 2010 among the Company, the Seller and AIG.

4.2	Stock Purchase Contract Agreement dated as of November 1, 2010 among the Company and Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent.

4.3	Indemnification Collateral Account Security and Control Agreement dated as of November 1, 2010 among the Company, the Seller, Deutsche Bank Trust Company Americas, as Securities Intermediary, Pledge Collateral Agent and Stock Purchase Contract Agent, and AIG.

4.4	Pledge Agreement dated as of November 1, 2010 among the Company and Deutsche Bank Trust Company Americas, as Collateral Agent, Custodial Agent, Securities Intermediary and Stock Purchase Contract Agent.

4.5	Twentieth Supplemental Indenture dated as of November 1, 2010 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture Trustee”), supplementing the Indenture dated as of November 9, 2001, between the Company and the Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company National Association (as successor to Bank One Trust Company, N.A.)), as Trustee (such Indenture dated November 9, 2001, the “Original Indenture”).

4.6	Twenty-First Supplemental Indenture dated as of November 1, 2010 between the Company and the Indenture Trustee, supplementing the Original Indenture.

4.7	Twenty-Second Supplemental Indenture dated as of November 1, 2010 between the Company and the Indenture Trustee, supplementing the Original Indenture.